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EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003
(18 U.S.C. Section 1350)

        In connection with the accompanying Quarterly Report of Crosstex Energy, L.P., (the "Partnership") on Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William W. Davis, Chief Financial Officer of Crosstex Energy GP, LLC, the general partner of Crosstex Energy GP, L.P., the general partner of the Partnership, hereby certify that, to the best of my knowledge:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 13, 2003	/s/ WILLIAM W. DAVIS William W. Davis Chief Financial Officer (principal financial and accounting officer)

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  EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003 (18 U.S.C. Section 1350)